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                                                                   EXHIBIT 10.16

                                December 11, 2002

Mr. Mark A. Brown
[ADDRESS]

     Re: Third Amendment of Employment Agreement dated March 6, 1998, as amended (the "Agreement")

Dear Mr. Brown:

     This letter will confirm our agreement to further amend the Agreement as follows:

     1. This amendment shall be effective as of the date hereof and the Expiration Date shall be December 31, 2006.

     2. In consideration for this Amendment, Paragraph 2.a, as previously amended, is hereby deleted in its entirety and replaced as follows:

          During the term of this Agreement, you shall be paid an annual salary at the rate of One Million Five Hundred Thousand ($1,500,000) Dollars commencing January 1, 2003, payable periodically in accordance with Trump's regular payroll practices. Said annual salary shall increase to One Million Six Hundred Thousand Dollars ($1,600,000) commencing January 1, 2004, to One Million Seven Hundred Thousand ($1,700,000) Dollars commencing January 1, 2005, and to One Million Eight Hundred Thousand ($1,800,000) Dollars commencing January 1, 2006.

     3. Paragraph 13 of the Agreement dated March 6, 1998 is reinstated in its entirety.

     Except to the extent modified herein, you hereby ratify the Agreement and confirm that all other such terms, conditions and obligations contained therein remain in full force and effect as stated in the Agreement.

                                    Very truly yours,

                                             /s/ DONALD J. TRUMP
                                    ---------------------------------------
                                               DONALD J. TRUMP
                                                  Chairman
                                          Trump's Castle Associates
                                          Trump Taj Mahal Associates
                                            Trump Plaza Associates
                                              Trump Indiana, Inc.

DJT/njd

Agreed to this 11th day of December, 2002

      /s/ MARK A. BROWN
--------------------------------
        MARK A. BROWN

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Page Two

                           One Million Three Hundred Thousand ($1,300,000) Dollars commencing August 1, 2003 and shall increase to One Million Four Hundred Thousand ($1,400,000) August 1, 2004. In the event you are not notified of Trump's exercise of such option to extend said Agreement as provided herein, you shall be free to contact other potential employers and to discuss possible employment to begin after the Expiration Date.

                     b. In the event Trump exercises its option pursuant to Paragraph 13.a. and extends the Expiration Date as provided therein, Trump agrees to begin negotiations for any further extension or renewal of the Agreement no later than January 31, 2005. You agree to notify Trump within ninety (90) days of the provision of said proposed extension or renewal of the Agreement as to whether the proposed terms are acceptable or whether you are requesting amendments or further modifications. In the event you are not notified of an intent to renew or extend said Agreement as set forth herein, you shall be free to contact other potential employers and to discuss possible employment to begin after the Expiration Date.

5.       Paragraph 14.a.(ii) is hereby deleted in its entirety.

                           Except to the extent modified herein, you hereby ratify the Agreement and agree that all other such terms, conditions and obligations contained therein remain in full force and effect as stated in the Agreement.

                                               Very truly yours,

                                               /s/ Donald J. Trump
                                               -------------------
                                               DONALD J. TRUMP
                                               Chairman
                                               Trump's Castle Associates
                                               Trump Taj Mahal Associates
                                               Trump Plaza Associates
                                               Trump Indiana, Inc.

DJT/vls

Agreed to this _____ day of July, 2000

/s/ Mark A. Brown
-----------------
MARK A. BROWN